UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 26, 2005

ST. JUDE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-8672	41-1276891
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Lillehei Plaza, St. Paul, MN	55117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 483-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On January 26, 2005, the Registrant issued a press release concerning financial results for the fourth quarter and full-year 2004. A copy of which is furnished herewith as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits:

99.1	Press release issued by the Company concerning financial results for the fourth quarter and full-year 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of January, 2005.

ST. JUDE MEDICAL, INC.

By: /s/ Kevin T. O’Malley
Kevin T. O’Malley
Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 26, 2005, announcing the results of operations of the Company for the fourth quarter and full-year 2004.